UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2015 (December 7, 2015)

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On December 7, 2015, Bank of the Ozarks, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain existing shareholders and institutional investors pursuant to which it agreed to sell an aggregate of 2,098,436 shares of its common stock (the “Shares”) to the investors at a purchase price of $52.42 per Share. The total gross proceeds from the offering will be $110,000,015, before deducting anticipated expenses of approximately $25,000. The closing of the offering is expected to occur on or around December 8, 2015.

The Company plans to use the net proceeds of the offering for general corporate purposes, including a capital contribution to the Company’s bank subsidiary to support its expected growth in non-purchased loans and leases.

The offer and sale of the Shares was made pursuant to the Company’s shelf registration statement on Form S-3 (SEC File No. 333-203388), which became effective on April 13, 2015 (the “Shelf Registration Statement”), and a prospectus supplement thereto dated December 7, 2015.

The Company issued a press release on December 8, 2015 announcing the offering. The Company’s press release is filed herewith as Exhibit 99.1.

Kutak Rock LLP has issued an opinion to the Company regarding the Shares to be sold in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This report shall not constitute an offer to sell or the solicitation of an offer to buy the shares discussed above, nor shall there be any offer, solicitation or sale of the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

Statements in this press release contain certain forward-looking information about the Company that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the offering and issuance of the shares, the use of proceeds from the offering, the expectations on growth in loans and leases, and any proposed impact of the offering on the Company’s financial results. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about the Company. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the Company’s control, including, potential delays or other problems in implementing our growth and expansion strategy including delays in identifying satisfactory sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; the ability to enter into and/or close additional acquisitions; problems with, or additional expenses related to, integrating or managing acquisitions; the effect of the announcements or completion of any pending or future mergers or acquisitions on customer relationships and operating results; the ability to attract new or retain existing or acquired deposits, or to retain or grow loans and leases, including growth from unfunded closed loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; deterioration of the credit quality of our loan and lease portfolio, increased default rates and loan or lease losses or adverse changes in particular loans or leases in our portfolio or in specific industry concentrations of our loan and lease portfolio; failures of counterparties or third party vendors to perform their obligations; failure of our risk management strategies and procedures, including failure or circumvention of our controls; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of any such conditions on the creditworthiness of borrowers and lessees, collateral values, the value of investment securities and asset recovery values; changes in legal and regulatory requirements; recently enacted and potential legislation and regulatory actions, including legislation and regulatory actions intended to stabilize economic conditions and credit markets, strengthen the capital of financial institutions, increase regulation of the financial services industry and protect homeowners or consumers; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity and preventing or responding to breaches in our security systems involving our customer and sensitive and confidential data; an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting our customers; dilution caused by the Company’s issuance of additional shares of its common stock in the offering and in its pending mergers; the possibility that the offering may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other factors described in the Company’ Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its most recent Quarterly Reports on Form 10-Q filed with the SEC. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(b)	Exhibits: The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Document Description

5.1	Opinion of Kutak Rock LLP

23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1)

99.1	Press Release dated December 8, 2015: Bank of the Ozarks, Inc. Announces $110 Million Registered Direct Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: December 8, 2015	/s/ Greg L. McKinney Greg L. McKinney Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

5.1	Opinion of Kutak Rock LLP

23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1)

99.1	Press Release dated December 8, 2015: Bank of the Ozarks, Inc. Announces $110 Million Registered Direct Offering